                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------



Date of Report (Date of earliest event reported):  April 29, 2001


                       VERTEX PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)


   Massachusetts                  000-19319                      04-3039129
--------------------         --------------------           --------------------
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)



                               130 Waverly Street
                               Cambridge, MA 02139
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (617) 577-6000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                               Page 1 of 5 pages

ITEM 5.   OTHER EVENTS.

         On April 30, 2001, Vertex Pharmaceuticals Incorporated and Aurora Biosciences Corporation announced that they had entered into an Agreement and Plan of Merger, dated as of April 29, 2001, which sets forth the terms and conditions of the proposed acquisition of Aurora Biosciences Corporation by Vertex Pharmaceuticals Incorporated.

         The joint press release regarding the merger, the merger agreement and the related stockholder agreements are incorporated herein by reference into this Item 5.


                               Page 2 of 5 pages

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         2 Agreement and Plan of Merger, dated as of April 29, 2001, by and among Vertex Pharmaceuticals Incorporated, Aurora Biosciences Corporation and Ahab Acquisition Sub, Inc.

         10.1 Stockholder Agreement, dated as of April 29, 2001, by and among Vertex Pharmaceuticals Incorporated and certain stockholders of Aurora Biosciences Corporation.

         10.2 Stockholder Agreement, dated as of April 29, 2001, by and among Aurora Biosciences Corporation and certain stockholders of Vertex Pharmaceuticals Incorporated.

         99 Joint Press Release, dated April 30, 2001, announcing the execution of the Agreement and Plan of Merger by and among Vertex Pharmaceuticals Incorporated, Aurora Biosciences Corporation and Ahab Acquisition Sub, Inc.


                               Page 3 of 5 pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VERTEX PHARMACEUTICALS INCORPORATED
                                       (Registrant)



Date: April 30, 2001                   /s/ Joshua S. Boger
                                       --------------------------------
                                       Name:  Joshua S. Boger
                                       Title: Chairman & Chief Executive Officer


                               Page 4 of 5 pages

                                  EXHIBIT INDEX

  Exhibit                                                                           Sequential
  Number                            Description                                     Page Number
  ------                            -----------                                     -----------
    2             Agreement and Plan of Merger, dated as of April 29, 2001, by and among Vertex Pharmaceuticals Incorporated, Aurora
                  Biosciences Corporation and Ahab Acquisition Sub, Inc.

    10.1 Stockholder Agreement, dated as of April 29, 2001, by and among Vertex Pharmaceuticals Incorporated and certain stockholders of Aurora Biosciences Corporation.

    10.2 Stockholder Agreement, dated as of April 29, 2001, by and among Aurora Biosciences Corporation and certain stockholders of Vertex Pharmaceuticals Incorporated.

    99 Joint Press Release, dated April 30, 2001, announcing the execution of the Agreement and Plan of Merger by and among Vertex Pharmaceuticals Incorporated, Aurora Biosciences
                  Corporation and Ahab Acquisition Sub, Inc.


                               Page 5 of 5 pages